Exhibit 10.4

GUARANTY

1. Guaranty of Payment. For value received and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to Compex Technologies, Inc., a Minnesota corporation f/k/a Rehabilicare, Inc. (hereinafter called the “Borrower”) by U.S. BANK NATIONAL ASSOCIATION, a national banking association (hereinafter, together with its successors and assigns, called the “Lender”), U.S. Bank Place, 800 Nicollet Mall, Minneapolis, Minnesota 55402, the undersigned hereby unconditionally guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of the Borrower to the Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, including, without limitation, all obligations of the Borrower to the Lender pursuant to that certain Amended and Restated Credit Agreement, dated as of June 2, 2004 (as amended to date, and as it may be further amended, modified, supplemented, replaced or restated from time to time, the “Loan Agreement;” capitalized terms not otherwise defined herein being used herein as therein defined), between the Borrower and the Lender (all such obligations being hereinafter collectively called the “Obligations”), and the undersigned further agrees to pay all expenses, including fees of attorneys (who may be employees of the Lender or any affiliate) and legal expenses, paid or incurred by the Lender in endeavoring to collect the Obligations, or any part thereof, and in enforcing this Guaranty.

2. Acceleration of the Time of Payment of Amount Payable Under the Guaranty. The undersigned agrees that, upon the occurrence of any Event of Default at a time when any of the Obligations may not then be due and payable, the undersigned will pay to the Lender forthwith the full amount which would be payable hereunder by the undersigned if all Obligations were then due and payable.

3. Security Interest in Deposits and Other Property. To secure all obligations of the undersigned hereunder, the Lender shall have a lien upon and security interest in (and may, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by the undersigned hereunder, appropriate and apply toward the payment of such amount, in such order of application as the Lender may elect) any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or moneys of or in the name of the undersigned now or hereafter with the Lender or any affiliate and any and all property of every kind or description of or in the name of the undersigned now or hereafter with the Lender or any affiliate and any and all property of every kind or description of or in the name of the undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Lender or any affiliate or any agent or bailee for the Lender or any affiliate.

4. Continuing Guaranty. This Guaranty shall in all respects be a continuing, absolute and unconditional Guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the undersigned or that at any time or from time to time all Obligations may have been paid in full), subject to discontinuance only upon actual receipt by the Lender of written notice from the undersigned, or any person duly authorized and acting on behalf of the undersigned, of the discontinuance hereof, provided, however, that no such notice of discontinuance shall affect or impair any of the agreements and obligations of the undersigned hereunder with respect to any and all Obligations existing prior to the time of actual receipt of such notice by the Lender, any and all Obligations created or acquired thereafter pursuant to any previous commitments made by the Lender, any and all extensions or renewals of any of the foregoing, any and all interest on any of the foregoing, and any and all expenses paid or incurred by the Lender in endeavoring to collect any of the foregoing and in enforcing this Guaranty against the undersigned; and all of the agreements and obligations of the undersigned under this Guaranty shall, notwithstanding any such notice of discontinuance, remain fully in effect until all such Obligations (including any extensions or renewals of any thereof) and all such interest and expenses shall have been paid in full.

5. Recission or Return of Payment on Obligations. The undersigned further agrees that, if at any time all or any part of any payment theretofore applied by the Lender to any of the Obligations is or must be rescinded or returned by the Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Borrower), such Obligations shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by the Lender had not been made.

6. Lender Permitted to Take Certain Actions. The Lender may, from time to time (but shall not be obligated to), whether before or after any discontinuance of this Guaranty, at its sole discretion and without notice to the undersigned, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Obligations or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Obligations; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Obligations, or release or compromise any obligation of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Obligations; (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and (e) resort to the undersigned for payment of any of the Obligations, whether or not the Lender (i) shall have resorted to any property securing any of the Obligations or any obligation hereunder or (ii) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Obligations (all of the actions referred to in preceding clauses (i) and (ii) being hereby expressly waived by the undersigned).

7. Application of Payments. Any amounts received by the Lender from whatsoever source on account of the Obligations may be applied by it toward the payment of such of the Obligations, and in such order of application, as the Lender may from time to time elect.

8. Warranties. The undersigned warrants and represents to the Lender that each of the representations and warranties contained in the Loan Agreement pertaining to the undersigned as a Subsidiary of the Borrower or as a Loan Party are true and correct. The undersigned further represents and warrants to the Lender that it is part of an integrated business operation with the Borrower, it has a direct and substantial economic interest in the Borrower and it expects to derive benefits from transactions resulting in the creation of the Obligations guaranteed hereby. The Lender may rely conclusively on a continuing representation and warranty hereby made, that the undersigned continues to benefit from the Lender’s extension of credit to the Borrower and the Lender shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by the Lender without regard to the receipt, nature or value of any such benefits.

9. Incorporation of Loan Agreement Covenants. The undersigned agrees to perform and observe the affirmative and negative covenants respectively set forth in Articles VIII and IX of the Loan Agreement that apply to the undersigned as a Subsidiary of the Borrower and that such covenants are incorporated herein by reference as though fully set forth herein.

10. Waiver of Subrogation. The undersigned hereby waives any claim, right or remedy which the undersigned may now have or hereafter acquire against the Borrower or any other Person that arises hereunder and/or from the performance by the undersigned hereunder, including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of the Lender against the Borrower or any security which the Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

11. Waiver of Notice and Other Matters. The undersigned hereby expressly waive(s): (a) notice of the acceptance by the Lender of this Guaranty; (b) notice of the existence or creation or non-payment of all or any of the Obligations; (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever; and (d) all diligence in collection or protection of or realization upon the Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

12. Assignment of Obligations. The Lender may, from time to time, whether before or after any discontinuance of this Guaranty, without notice to the undersigned, assign or transfer any or all of the Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations shall be and remain Obligations for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Obligations, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the Lender; provided, however, that, unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Guaranty, for the benefit of the Lender, as to those of the Obligations which the Lender has not assigned or transferred.

13. Information Concerning Borrower. The undersigned hereby warrants to the Lender that the undersigned now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Borrower. The Lender shall not have any duty or responsibility to provide the undersigned with any credit or other information concerning the affairs, financial condition or business of the Borrower which may come into the Lender’s possession.

14. Waiver and Modifications. No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon the Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Lender.

15. Obligations Under Guaranty. No action of the Lender permitted hereunder shall in any way affect or impair the rights of the Lender and the obligations of the undersigned under this Guaranty. For the purposes of this Guaranty, Obligations shall include all obligations of the Borrower to the Lender, notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or un enforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder. The obligations of the undersigned under this Guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of the undersigned. The undersigned hereby acknowledges that there are no conditions to the effectiveness of this Guaranty.

16. Successors. This Guaranty shall be binding upon the undersigned, and upon the heirs, legal representative, successors and assigns of the undersigned; and to the extent that the Borrower or the undersigned is either a partnership or a corporation, all references herein to the Borrower and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation.

17. Joint and Several Obligation. If more than one party shall execute this Guaranty, the term “undersigned,” as used herein, shall mean all parties executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder.

18. Law. THIS GUARANTY HAS BEEN DELIVERED IN MINNEAPOLIS, MINNESOTA, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.

19. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. In any action or proceeding involving any state law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the undersigned hereunder would otherwise be held or determined to be void, invalid or unenforceable on account of the amount of the undersigned’s liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the undersigned, the Lender or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding

20. Captions. Section captions used in this Guaranty are for convenience only, and shall not affect the construction of this Guaranty.

21. Waiver of Jury Trial. THE LENDER AND THE UNDERSIGNED HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (a) UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (b) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

22. Document Construction. The undersigned waives the rule of construction that any ambiguities are to be resolved against the party drafting a document and agrees such rules will not be employed in the interpretation of this Guaranty or any other Loan Document to which the undersigned is a party.

23. Consent to Jurisdiction. AT THE OPTION OF THE LENDER, THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH THE UNDERSIGNED IS A PARTY MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS OR ST. PAUL, MINNESOTA; AND THE UNDERSIGNED CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE UNDERSIGNED COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY, THE LENDER, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

[SIGNATURE PAGE FOLLOWS]

SIGNED AND DELIVERED THIS 23rd day of June, 2005.

SPECTRABRACE, LTD., a Kentucky corporation

By: /s/ Scott P. Youngstrom

Scott P. Youngstrom Vice President/Treasurer